UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 15, 2004

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 North Cascade Avenue, 14th Floor, Colorado Springs, Colorado	80903
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Westmoreland Coal Company (the “Company”) filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on February 21, 1995. The Company’s Restated Certificate of Incorporation merely restated and integrated, but did not further amend, its certificate of incorporation, as theretofore amended or supplemented.

        On October 15, 2004, the Company filed a Certificate of Correction to the Restated Certificate of Incorporation. The Certificate of Correction corrected certain typographical and other errors that were introduced into the Company’s Restated Certificate of Incorporation when its certificate of incorporation was restated in 1995.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

3.1	Certificate of Correction to the Restated Certificate of Incorporation of Westmoreland Coal Company

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: October 21, 2004	By: /s/ Ronald H. Beck
Ronald H. Beck
Vice President - Finance and Treasurer
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Correction to the Restated Certificate of Incorporation of Westmoreland Coal Company